Exhibit 10.4

                              ASSIGNMENT OF ASSETS

     This  Assignment  of  Assets  is  entered  into and is made by and  becomes effective this 25th day of October, 1995, by Atlantic Pacific Trust whose address is 4750 Kelso Creek Road, City Of Weldon, County of Kern, State of California, 93283, United States of America, hereinafter referred to as "ATLANTIC", which does hereby and herewith assign eight (8) mineral claims (See Exhibit ",V attached hereto and made a part hereof by reference) with Proven Gold Ore Reserves containing 435,000 ounces of gold valued at $165,000,000.00 U.S. Dollars (value based on $380 an ounce gold price) (See Exhibit "B" attached hereto and made a part hereof by reference);


to wit;


Exhibit "A" attached hereto and made a part hereof by reference, (Exhibit "A" includes eight (8) mineral claims)


to;


Benjamin C. Rice, Attorney at Law
2645 North Cole Road, Suite D
Boise, Idaho 83704
Tel/Fax 208-323-1401,

hereinafter referred to as "TRUSTEE";

to be held in trust under the following terms and conditions:
1. Said Claims will be held by TRUSTEE for a term of ten (10) years or until all obligations against said claims, i.e., Gold Notes or Gold Ore Contracts, are fully satisfied by ATLANTIC, and;

2. ATLANTIC will deliver to TRUSTEE, when issued, a copy of all Gold Notes and Gold Ore Contracts as evidence of indentures against said claims held by TRUSTEE. Total indebtedness will not exceed $60,000,000 U.S. Dollars. (Sixty Million U.S. Dollars), and;

3. TRUSTEE shall allow ATLANTIC to remove and process gold ore from said claims for the delivery and payment of indentures incurred by ATLANTIC against said claims;
    A. ATLANTIC may remove  additional  gold ore to cover expenses only, and;
    B. ATLANTIC is not to remove any gold ore for any other purposes than stated above, and;



  ASSIGNMENT OF ATLANTIC PACIFIC TRUST ASSETS TO TRUSTEE BENJAMIN C. RICE - Page 1 of 2


                                                                    Exhibit 10.4

               MEETING OF THE BOARD OF TRUSTEES AND BENEFICIARIES
                                       OF
                             ATLANTIC PACIFIC TRUST


   The undersigned, on this 20th day of October, 1995, being all of the Trustees of Atlantic Pacific (the "Trust"), hereby waives notice of the time and place of the meeting of the Board of Trustees and hereby consents to and takes the following actions by their unanimous written consent. In attendance were William
M. Moreland and Steven B. Mortensen representing 100% of the Beneficiaries and 1001% of the Trustees.

           WHEREAS, the Trust desires to sell Gold Notes and Gold Ore Contracts through its contract employee broker Senator Securities,. and;

           WHEREAS, Atlantic Pacific Trust has agreed to allow Senator Securities to sell Gold Ore Contract and Gold Notes backed by the assets of Atlantic Pacific Trust, said assets being the eight mineral claims in Kern County California, and;

           WHEREAS, Senator Securities, Inc., to collateralize said Gold Notes and Gold Ore Contracts requests that Atlantic Pacific Trust to have said assets held in trust, by an Attorney to secure and collateralize said Gold Notes and Gold Ore Contracts, the Trustees of Atlantic Pacific Trust to satisfy the collateral requirements of Senator Securities does hereby resolve the following:

           NOW THEREFORE,

              "IT IS RESOLVED, that Atlantic Pacific Trust enter into an Assignment of Assets agreement that will become effective the 25th day of October 1995. Atlantic Pacific Trust, whose address is 4750 Kelso Creek Road, City of Weldon, County of Kern, State of California, 93283, United States of America, hereinafter referred to as "ATLANTIC", will thereby assign eight (8) mineral claims containing Proven Gold Ore Reserves of 435,000 ounces of gold valued at $165,000,000 U.S.Dollars (value based on $380 an ounce gold price); to wit; Exhibit "A" attached hereto and made a part hereof by reference. (Exhibit "A" includes eight (8) mineral claims); to; Benjamin C. Rice, Attorney at Law, 2645 North Cole Road, Suite D, Boise, Idaho 83704, Tel/Fax 208-323-1401, hereinafter referred to as "TRUSTEE"; to be held in trust under the following terms and conditions:

              1.) Said Claims will be held by TRUSTEE for a term of ten(10) years or until all obligations against said claims, i.e., Gold Notes or Gold Ore Contracts, are fully satisfied by ATLANTIC, and;

              2.) ATLANTIC will deliver to TRUSTEE, when issued, a copy of all Gold Notes and Gold Ore Contracts as evidence of indentures against said claims held by TRUSTEE. Total indebtedness will not exceed $60,000,000 U.S. Dollars. (Sixty Million U.S.Dollars), and;

Meeting of the Board of Trustees and Beneficiaries of Atlantic Pacific Trust-October 20, 1995 - Page 1 of 2

                                                                    Exhibit 10.4

              3.) TRUSTEE shall allow ATLANTIC to remove and process gold ore from said claims for the delivery and payment of indentures incurred by ATLANTIC against said claims;

                  A. ATLANTIC may remove additional gold ore to cover expenses only, and;

                  B. ATLANTIC is not to remove any gold ore for any other purposes than stated above, and;

              4.) If ATLANTIC defaults on any Gold Notes or Gold Ore Contracts the TRUSTEE will without recourse from ATLANTIC initiate his choice of the following remedies;

                  A. Cause the Gold Ore to be refined by any third party refiner and then pay all indebtedness incurred by ATLANTIC, or;

                  B. Sell said claims to pay all indebtedness incurred by ATLANTIC,

                      i. Said  sale of claims  may be for stock or cash or both;
                  The Assignment of Assents Agreement will be made in accordance with this Trust Resolution dated October 20, 1995, which grants full powers to the Trustees of Atlantic Pacific, Trust, William M. Moreland and Steven B. Mortensen, to bind ATLANTIC's assets as described above."



Dated October 20, 1995   /s/ William M. Moreland
                         ------------------------------------------------------
                         William M. Moreland, Trustee of Atlantic Pacific Trust
(Seal)
                         /s/ Steven B. Mortensen
                         ------------------------------------------------------
                         Steven B. Mortensen, Trustee of Atlantic Pacific Trust






Meeting of the Board of Trustees and Beneficiaries of Atlantic Pacific Trust-October 20, 1995 - Page 2 of 2


                                                                    Exhibit 10.4

                                RICE LAW OFF ICE
                                Benjamin C. Rice
                                 Attorney At Law
                           2645 N. Cole Road - Suite D
                               Boise, Idaho 93704
                             Tel/Fax: (208) 323-1401


October 25, 1995



William M. Moreland, Trustee
Steven B. Mortensen, Trustee
Atlantic Pacific Trust
4750 Kelso Creek Road
Weldon, California, 93283, U.S.A.

         Re: ACCEPTANCE AS TRUSTEE AND ASSIGNMENT OF ASSETS

To The Trustees of Atlantic Pacific Trust:


I, Benjamin C. Rice, acting as a fiduciary Trustee do hereby and herewith accept the assignment of assets from Atlantic Pacific Trust this 25th day of October, 1995.

As Trustee I will hold In Trust the eight (8) mineral claims containing 435,000 ounces of gold within Proven Gold Ore Reserves valued at $165,000,000 U.S.Dollars until all Gold Notes and Gold Ore Contracts are satisfied by Atlantic Pacific Trust.

In the event I am notified of a default I will cause the gold ore to be mined and refined or I will sell said eight (8) mineral claims to retire and satisfy Atlantic Pacific Trust's incurred indebtedness against said assets.

Dated: October 25, 1995
Accepted By:


/s/ Benjamin Rice
---------------------------------------------------
Benjamin Rice, Attorney At Law and
as Trustee in Trust of the Eight Mineral Claims


                                                                    Exhibit 10.4

4. If ATLANTIC defaults on any Gold Notes or Gold Ore Contracts the TRUSTEE will without recourse from ATLANTIC initiate his choice of the following remedies;
    A. Cause the Gold Ore to be refined by any third party refiner and then pay all indebtedness incurred by ATLANTIC, or;
    B.  Sell said claims and pay all indebtedness incurred by ATLANTIC,
        i. Said sale of claims may be for stock or cash or both;

The above Assignment of Assets is made in accordance with a Trust Resolution date October 20, 1995, granting full powers to the undersigned Trustees to bind the assets of Atlantic Pacific Trust as defined above.


ATLANTIC PACIFIC TRUST                     ATLANTIC PACIFIC TRUST


/s/ William M. Moreland                    /s/ Steven B. Mortensen
-------------------------------------      ----------------------------------
Approved by:                               Approved by:
William M. Moreland, Trustee in Trust      Steven B. Mortensen, Trustee in Trust





BENJAMIN C. RICE, TRUSTEE                               (seal)


/s/ Benjamin C. Rice
----------------------------------
Trusteeship accepted by:
Benjamin C. Rice, Attorney at Law








ASSIGNMENT OF ATLANTIC PACIFIC TRUST ASSETS TO TRUSTEE BENJAMIN C. RICE-Page 2 of 2


                                                                    Exhibit 10.4

                                   EXHIBIT "A"
                                       to
                       the Assignment of Assets agreement
                             dated October 25, 1995,
                                   assigned by
                             Atlantic Pacific Trust




The following eight (8) mineral claim comprises a group of contiguous claims in the County of Kern, State of California, U.S.A. and are assigned by Atlantic Pacific Trust as defined in the attached Assignment of Assets agreement, to wit;



        CLAIM             Section/Township/Range      CAMC  Kern County
         NAME                Mount Diablo Base         No    Recording  Date
                                 Meridian                       No.
----------------------   ------------------------    ------   ------   ------
Evening Star Mine No.1   Sec 17,T28S,R34E.M.D.B.M    263942   130246   9-1-94
Evening Star Mine No.2   Sec 17,T28S.R34E,M.D.B.M    263943   130247   9-1-94
Evening Star Mine No.3   Sec 17,T28S,R34E,M.D.B.M    263944   130248   9-1-94
Evening Star Mine No.4   Sec 17,T28S,R34E,M.D.B.M    263945   130249   9-1-94
Evening Star Mine No.5   Sec 17,T28S,R34E,M.D.B.M    263946   130250   9-1-94
Evening Star Mine No.6   Sec 17,T28S,R34E,M.D.B.M    263947   130251   9-1-94
Evening Star Mine No.7   Sec 17,T28S,R34E,M.D.B.M    263948   130252   9-1-94
Evening Star Mine No.8   Sec 17,T28S,R34E,M.D.B.M    263949   130253   9-1-94



The undersigned hereby testifies that on July 8, 1995 all monuments required by law were in place and all notices required by law were posted upon the above listed claims, and at said date each corner monument bore or contained markings sufficient to appropriately designate the corner of the claim to which it pertained and the name of the claim.

We, the Trustees of Atlantic Pacific Trust, hereby certify under penalty of perjury under the laws of the State of California that the foregoing statements are true and correct.

Date:  October 25, 1995


/s/ William M. Moreland                    /s/ Steven B. Mortensen
-------------------------------------      -------------------------------------
Steven B. Mortensen, Trustee in Trust      William M. Moreland, Trustee in Trust
Atlantic Pacific Trust                     Atlantic Pacific Trust


                                                                    Exhibit 10.4

                                 PRECIOUS METALS
                                   EXPLORATION
--------------------------------------------------------------------------------
P.O. BOX 5251                                             GEOLOGICAL CONSULTANTS
ELKO, NEVADA 89802                                            (702) 753-9447


William M. Moreland
Trustee in Trust
of Atlantic Pacific Trust
4750 Kelso Creek Road
Weldon, CA 93283                                           August 22, 1995


Dear Mr. Moreland,

As per your request, I am summarizing our findings reported in the geological report of December 9, 1989. That report outlines the proven and probable reserves of the Evening Star Mine Group.

Proven Gold Ore Reserves
------------------------
Gold ore in stockpile
outside the Evening Star mine portal;
30,000 tons of blended ore with average
grade 1.50 ounces of gold per ton                     45,000 ounces of gold

Gold ore blocked out in place at the Evening
Star mine;
260,000 tons of blended ore with average
grade 1.50 ounces of gold per ton                     390,000 ounces of gold

Total Proven gold ore reserves of
290,000 tons;
Total contained ounces of gold
within proven reserves                                435,000 ounces of gold

Estimated Gross Value of the Proven gold
ore reserves (Based on a ten year
average gold price reported by Merrill
Lynch) At $380.00 per ounce of gold                   $165,000,000 U.S.


Probable Gold Reserves
----------------------

Total estimated Probable gold reserves
of the Evening Star group; 1,600,000
tons of gold ore containing an average
grade of 1.4375 ounces of gold per ton
of ore                                                2,300,000 ounces of gold


                                                                    Exhibit 10.4

Estimated Gross Value of the Probable
gold ore reserves (Based on a ten year
average gold price reported by Merrill
Lynch) At $380.00 per ounce of gold                   $874,000,000 U.S.


Total ounces of gold contained within
the Proven and Probable gold ore reserves of
the Evening Star Mine Group                           2,735,000 ounces of gold

Total Gross Value of the Proven and
Probable gold ore reserves (Based on a
ten year average gold price reported by
Merrill Lynch) At $380.00 per ounce of
gold                                                  $1,039,300,000 U.S.

     The gold content of the ores sampled by us was reconfirmed in the report on "The Reconnaissance Investigation of the Evening Star Mine", prepared by The Institute of Mineralogy, Geochemistry, and Crystal Chemistry of Rare Elements; Moscow, Russia, 1994.
     This report stated "The deposit is represented by at least three promising ore types, formed during processes of repeated recirculation of ore-forming fluids. It was demonstrated by the previous investigations and proved by ours, that each ore type has high grade "Bonanzas" containing no less than 1.50 ounces per ton of gold."

     I hereby Certify that the above findings are true and correct to the best of my Knowledge.

Certified this 22nd day of August, 1995.

                      Precious Metals Exploration


                      /s/ Christopher L. Pratt
                      --------------------------------
                      Christopher L. Pratt
                      Geologist and President

State of Nevada }
                } ss.
County of Elko  }

IN WITNESS WHEREOF, I have hereunto set my hand and official seal on this, the 22 day of August, 1995.

                                           /s/ Joan E. Ross
JOAN E. ROSS                               ------------------------
Notary Public                              notary Public in and for
State of Nevada                            said County and State
Elko County Nevada
My appointment expires February 1, 1997

My commission expires: 2/1/97               (SEAL)


                                                                    Exhibit 10.4

                       DEFINITIONS OF ORE CLASSIFICATIONS



PROVEN ORE RESERVES:
     PROVEN ore reserves are measured blocked out ore. The blocking out of PROVEN reserves are determined from exposures in outcroppings, cuts, pits, shafts, mine workings, drill holes or otherwise where measurements are so closely spaced that the computed tonnage and grades of ore will have a high degree of accuracy.


PROBABLE ORE RESERVES:
     PROBABLE ore reserves are computed upon observable data which is projected for a reasonable distance on the basis of geological evidence and/or drill hole data. The tonnage and grade of ore computed is assured but not absolute.


POSSIBLE ORE RESERVES:
     POSSIBLE ore reserves are computed largely on a broad knowledge of the geological environment and the characteristics of the mineralization. Few measurements are available. The computed tonnage and grade of ore is a reasonable estimate rather than a quantitative amount.


                                                                    Exhibit 10.4

Resume of:                                                 P.O. Box 5251
Christopher L. Pratt                                       Elko, Nevada 89802
August 21, 1995                                            Phone: (702) 753-9447

Experience:

June 1992 - Present     Western State Minerals Corp.

     Senior Exploration Geologist at the Northumberland mine in central Nevada. Western States Minerals Corp. owns the Northumberland mine, a large, structurally controlled, sediment hosted gold deposit with over 3 million ounce resource base. Responsibilities included directing a successful exploration program over 100 square mile claim block for gold mineralization, and supervising six field geologists. Developed the structural model for district, and designed and permitted drilling programs. Have also assisted in preparing computer database for the project. Was transferred to the Elko, Nevada office after two years at Northumberland.

     Senior Exploration Geologist at the Elko, Nevada office. Responsibilities include the 26 Ranch Project, a privately owned ranch that extends from Battle Mountain to north of Elko, and covers a portion of the Carlin Trend. The Carlin Trend is the largest gold producing province in North America, with proven reserves of over 100 million ounces of gold. Have developed two targets that are currently being evaluated. Have prepared computer databases for several exploration projects.

May 1990 - June 1992    Consolidated Nevada Goldfields, Inc.

     Project Geologist at the Aurora mining district in western Nevada. Consolidated Nevada Goldfields, Inc. has developed a small gold and silver mine in the district. The mine consists of two underground operations developed along veins, and four small open pits on veins and related stockwork mineralization. Was directly responsible for planning, development, and grade control of the underground portion of the mine. As project geologist, was also responsible for geologic reconnaissance within the district, and supervising portions of developmental drilling and assessment of new mineral resources within the district. An additional two years reserves for the underground mining operations and five years of open pit reserves were the direct result of this work, with additional indicated economic gold mineralization that is still being evaluated. Have used Surpac mine software extensively on the project to model deposits.

January 1983 - May 1990     Precious Metals Exploration, Inc.

     Consulting project geologist working with several clients on gold properties, and directing their respective programs. Have been directly Involved in managing precious metal exploration and acquisition programs as well as developing budgets and cost projections. Developed geologic targets for the clients, and directed staff drilling, mining, and sampling on a variety of properties. Have worked extensively in central and western Nevada as well as other parts of the western United States, Canada and northern Mexico.


                                                                    Exhibit 10.4

April 1981 - January 1983    Nassau Limited

     Senior Geologist responsible for delineating gold targets in the western United States and directing the development of the properties. Involved in initial geologic evaluation, budgets and engineering aspects of developing the properties. This includes site preparation and directing drilling programs. Prepared detailed reports on the various projects.

July 1980 - March 1981   Seremin, Inc.

     Geologist responsible for exploration program in the rugged Calico mountains of San Bernardino County, California. After completion of mapping the district, managed a six month drilling program on properties for silver targets similar to several silver deposits already known in the area.

May, 1979 - June 1980    Houston International Minerals, Inc.

     Worked  at  the  Borealis  mine   supervising  the  exploration  and  early
development of the mine. Organized a detailed drilling program, and was responsible for developing ore reserves at the mine. Developed groundwater resources for the mine. Coordinated and allocated heavy equipment use at the mine. Was involved in an extensive rock and soil geochemical sampling program. Negotiated contracts with suppliers and contractors, as well as prepared project budgets. The Borealis mine has currently produced over 600,000 ounces of gold.

Education:

         1975 - 1976 Hastings College; Hastings, Nebraska
         1976 - 1979 University of Nebraska; Lincoln, Nebraska
              Degree:
                    Bachelor of Science in Geology
              Expenses:
                    Earned approximately 50%

      Have  strong  background  in  geochemistry,   remote  sensing,   hydrology
geophysics, in addition to background in business and economics. Have a GPA of 3.6.

        Affiliations:   Member, Society of Mining Engineers, A.I.M.E. Member,
                        Society of Economic Geologists

        Personal Data:  Height: 5" 10"                 Weight: 185 lbs.
                        Family: wife, 4 children       Health: Good
                        Birthdate: March 21, 1957

                           ALLIANCE APPRAISAL COMPANY
                          CALIFORNIA TRIANGLE BUILDING
                        5201 CALIFORNIA AVENUE, SUITE 320
                          BAKERSFIELD, CALIFORNIA 93309
                                 (800) 658-6951


THARRELL D. MING, PRESIDENT                                  J.H. MACNAIR
  ARA, SRA                                                     MAI, SRPA, ARA
CHERYL A. LOVAN                                              L.E. RICHARD, ARA
MICHAEL WILDHALM                                             ROBERT HUGIE


                                  May 16, 1994


Mr. Bill Ashton
Touchstone Promotions
11230 - 100 Avenue
Edmonton, Alberta, Canada TSK 0119

Dear Mr. Ashton:

In response to your request, I have inspected 165.28 acres of gold mine properties identified as Evening Star Mine Nos. 1 through 8, located in Kern County, hereinafter described, for the purpose of providing an estimate of market value, as of April 20, 1994.

Market value as herein used is defined as the most probable price in terms of money which the property should bring in a competitive and open market under all conditions requisite to a fair sale, buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus.

As a result of the investigation, it is my opinion that the market value of the subject property, assuming a marketing period of two years, as of April 20, 1994, is the sum of FIFTY-SIX MILLION THREE HUNDRED EIGHTY-THREE THOUSAND DOLLARS ($56,383,000), subject to construction of improvements in a workmanlike manner and operation of the Mining Plan as proposed.

Your attention is invited to the attached appraisal report and addenda material from which, in part, the above valuations were derived.

                                 Very truly yours,

                                 ALLIANCE APPRAISAL COMPANY

                                 /s/ J.H. Macnair
                                 J.H. Macnair, MAI



Attachments

                    P.0. BOX 632, BAKERSFIELD, CA 93302-0632
                    PHONE (805) 325-8655, FAX (805) 325-1357

                                                                    Exhibit 10.4

                                   (Specimen)


                             ATLANTIC PACIFIC TRUST
                            9% INVESTMENT CERTIFICATE

DATE ISSUED                                                  MATURITY DATE

xxxxxxxxxxxx                                                 xxxxxxxxxxxx

CERTIFICATE OWNER                                            REGISTRATION
                                                                NUMBER
    BEARER

PRINCIPAL AMOUNT: _________________________________________D-MARK

Atlantic Pacific Trust (THE "ISSUER"), a trust duly existing under the laws of the State of Nevada, United States of America, for value received, hereby promises to pay the bearer (the "BEARER") of this investment Certificate ("the CERTIFICATE"), (BEARER shall mean the holder of this Certificate) on the Maturity Date specified above, the Principal Amount specified above plus nine percent (9%) interest per year on said Principal Amount until the Maturity Date specified above. Upon maturity of this Certificate, the Principal Amount plus any interest shall be due and payable to BEARER, and upon presentation of this Certificate to ISSUER, payment to BEARER shall be made and ISSUER shall immediately issue to BEARER certified funds in lawful money of the Republic of Germany equal to the Principal Amount plus any interest due, or immediately wire transfer said funds to an account designated by BEARER.

REFERENCE IS HEREBY MADE TO THE FURTHER-PROVISIONS SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH HERE.

It is hereby certified that all of the things, conditions and acts required to exist, to have happened or to have been performed precedent to and in the issuance of this Certificate do exist, have happened or have been performed in due and regular time, form and manner as required by the laws of the Republic of Germany.

This certificate shall not be entitled to any benefit under the indenture or become valid or obligatory for any purpose until the "Trustee's Certificate of Authentication" hereon endorsed shall have been manually signed by the Trustee of Atlantic Trust and that good funds have been received by ISSUER.

IN WITNESS WHEREOF, Atlantic Pacific Trust has caused this Certificate to be executed by its Trustee and its seal to be manually produced hereon and attested to by the signatures of its trustees.

TRUSTEE'S CERTIFICATE                                   TRUSTEE'S CERTIFICATE
OF AUTHENTICATION                                           OF AUTHENTICATION


Attest: Atlantic Pacific Trust                    Attest: Atlantic Pacific Trust
Dated:            as Trustee                      Dated:              as Trustee

By:                                               By:
     AUTHORIZED SIGNATORY                         AUTHORIZED SIGNATORY

                                                                    Exhibit 10.4

                                    (Reverse)
                             ATLANTIC PACIFIC TRUST
                            9% INVESTMENT CERTIFICATE

     This Certificate is based on a duly authorized issue of Atlantic Pacific Trust Industry Revenue Bonds, (the "BONDS") of an aggregate principal amount of Thirty-One Million Two-Hundred Fifty Thousand U.S. Dollars ($31,250,000), all of like tenor and date (except for such variation, if any, as may be required to designate varying certificate numbers, registration numbers, maturities, discount rates or redemption provisions) and all issued pursuant to the provisions of a Trust Resolution dated October 20, 1995, and the INVESTMENT CERTIFICATE's and BONDS are issued and are subject to all provisions of the Private Placement Memorandum.
     References are hereby made to the Trust Resolution and Private Placement Memorandum (copies of which are on file with Senator Securities Corporation, Dusseldorf, Germany).
     The BONDS have been issued by ISSUER to provide funds to be used by the Trust in connection with exploration, development and production of precious metals from properties owned or controlled by Atlantic Pacific Trust, (the "ISSUER") for other business See ventures and for the funding of a reserve account, as well as payment of the costs of issuing the BONDS and the INVESTMENT CERTIFICATE.
     Notice of redemption must be mailed by the holder of this Certificate not less than thirty (30) days nor more than sixty (60) days prior to the Maturity Date, but neither failure to mail or receive such notice nor any defect in the notice so mailed shall affect the sufficiency of the proceedings for redemption.
     The BONDS are issuable only as fully registered Bonds, without coupons, in denominations of $12,500 U.S. Dollars and shall not be issued in any multiples thereof.
     This Certificate is issuable at a minimum of 5,000 DM, and may be increased by denominations of 1,000 DM.
     The ISSUER may treat the holder of this Certificate as the absolute owner hereof for all purposes and the ISSUER shall not be affected by any notice to the contrary.

                                  LEGAL OPINION

     I hereby certify that the following is a correct copy of the signed legal opinion of Benjamin C. Rice, Attorney at Law, addressed to Atlantic Pacific Trust and on file in the office of the Trust.

                                                          Attest
                                                 /s/ Steven B. Mortensen
                                                          Trustee

                                                                    Exhibit 10.4

                                (Reverse Cont'd)

                                Benjamin C. Rice
                                 Attorney at Law
                                   Law Office
                           2645 N. Cole Road - Suite D


                     Re: $31,250,000 Atlantic Pacific Trust
                             Industrial Revenue Bond

     I have acted as bond counsel to the Trust in connection with the issuance by the Trust of $31,250,000 aggregate principal amount pursuant to the Trust resolution dated October 20, 1995. I have examined the law and such certified proceedings and other certificates necessary to render this opinion.
     As to questions of fact material to my opinion, I have relied upon representation of the Trust contained in the Trust Resolution and Private Placement Memorandum furnished to me without undertaking to verify such facts by independent investigation. Based upon the foregoing, I am of the opinion, under existing law, as follows:
     1. The Trust (ISSUER) is duly created and validly existing as a trust under the Laws of the State of Nevada, United States of America, with Trustee's having full powers to enter into the indenture, perform the agreements on its part contained therein and issue the BONDS.
     2. The indenture has been duly approved by the Trust and constitutes a valid and binding obligation of the Trust enforceable upon the Trust.
     3. Pursuant to the Law, the indenture creates a valid lien on the assets pledged by the Trust for the security of the Bonds on a parity with other bonds issued or to be issued by the Trust, subject to no prior lien granted under the law.
     4. The BONDS have been duly authorized by the Trust and are valid and binding special obligations of the trust, payable from stated assets.
     5. Capital gains on the BONDS may be taxable by various governmental agencies. It is the responsibility of the bond holder to determine his or her individual tax liabilities.
     The rights of the owners of the Bonds and the enforceability of the Bonds and the indenture may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights heretofore or hereafter enacted and may also be subject to the exercise of judicial discretion in appropriate cases.

Respectfully submitted,




/s/ Benjamin C. Rice,
Attorney at Law


                                                                    Exhibit 10.4

                                   (Specimen)


                                 NON-NEGOTIABLE

                REGISTRATION NUMBER ATLANTIC PACIFIC TRUST NUMBER
                            INDUSTRIAL REVENUE BOND

Registration Number                                              Number

 DATE ISSUED:                                                 MATURITY DATE:
XXXXXXXXXXXXX                                               XXXXXXXXXXXXXXXXX

Atlantic Pacific Trust (the "ISSUER"), a trust duly existing under the laws of the State of Nevada, United States of America, for value received, hereby promises to pay to the bearer of this Bond (the "BEARER"), (BEARER shall mean the holder of this BOND instrument) on the Maturity Date specified above, the Principal Amount specified above in lawful money of the United States of America or if BEARER so chooses, BEARER shall receive instead, One Kilo of Internationally Hallmarked 9999 Fine Gold Bullion. This Bond is a single premium Bond and shall not bear interest at any time. Upon presentation of this Bond to ISSUER, BEARER shall immediately elect to receive from ISSUER either; a.) cash in the Principal Amount as specified above, or, b.) One Kilo of 9999 Fine Gold Bullion (32.15 Troy Ounces). Upon presentation and the election of BEARER to receive cash in the Principal Amount, Issuer shall immediately issue to BEARER certified funds or immediately wire transfer funds to an account designated by BEARER, however, if BEARER elects payment in gold then ISSUER shall immediately deliver to BEARER One Kilo of 9999 Fine Gold Bullion. Purchaser is buying this Bond for his own account.

REVERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS SET FORTH ON THE REVERSE SIDE HEREOF, WHICH FURTHER PROVISIONS SHALL, FOR ALL PURPOSES, HAVE THE SAME EFFECT AS IF SET FORTH HERE.

It is hereby Certified that all of the things, conditions and acts required to exist, to have happened or to have been performed precedent to and in the issuance of this Bond to exist have happened or have been performed in due and regular time, form and manner as required by the laws of Germany, and is not in excess of the amount of Bonds permitted to be issued under the indenture. This Bond shall not be entitled to any benefit under the indenture or become valid or obligatory for any purpose until the "Trustee's Certificate of Authentication" hereon endorsed shall have been manually signed by the Trustees of Atlantic Pacific Trust and that good funds have been received by ISSUER.

IN WITNESS WHEREOF, Atlantic Pacific Trust has caused this Bond to be executed by its Trustees and its seal to be manually produced hereon and attested to by the signatures of its Trustees.


                                                                    Exhibit 10.4

TRUSTEE'S CERTIFICATE OF                    TRUSTEE'S CERTIFICATE OF
AUTHENTICATION                              AUTHENTICATION


Dated:          Attest: Atlantic            Dated:          Attest: Atlantic
                Pacific Trust                               Pacific Trust
                as Trustee                                  as Trustee


By:                                         By:
      AUTHORIZED SIGNATORY                        AUTHORIZED SIGNATORY

                                 (Seal)


                                                                    Exhibit 10.4

                                   (Reverse)

                             ATLANTIC PACIFIC TRUST
                             INDUSTRIAL REVENUE BOND

     This Bond is one of a duly authorized issue of bonds of Atlantic Pacific Trust designated "Atlantic Pacific Trust, Industrial Revenue Bond", (the "BONDS") of an aggregate principal amount of Thirty-One Million Two-Hundred Fifty Thousand U.S. Dollars ($31,250,000), all of like tenor and date (except for such variation, if any, as may be required to designate varying certificate numbers, registration numbers, maturities, discount rates of redemption provisions) and all issued pursuant to the provisions of a Trust Resolution dated October 20, 1995, and the BONDS are issued and are subject to all provisions of the Private Placement Memorandum.
     References are hereby made to the Trust Resolution and Private Placement Memorandum (copies of which are on file with Senator Securities Corporation, Dusseldorf, Germany).
     The BONDS have been issued by ISSUER to provide funds to be used by the Trust in connection with exploration, development and production of precious metals from properties owned or controlled by Atlantic Pacific Trust, (the "ISSUER") for other business ventures and for the funding of a reserve account, as well as payment of the costs of issuing the BONDS.
     Notice of redemption must be mailed by the Bond holder to ISSUER not less than thirty (30) days nor more than sixty (60) days prior to the redemption date, but neither failure to mail or receive such notice nor any defect in the notice so mailed shall affect the sufficiency of the proceedings for redemption.
     The BONDS are issuable only as fully registered Bonds without coupons, in denominations of $12,500 U.S. Dollars and shall not be issued in any multiples thereof.
     The ISSUER and Trustee's may treat the holder of this Bond as the absolute owner hereof for all purposes and the ISSUER shall not be affected by any notice to the contrary.

                                  LEGAL OPINION

     I hereby certify that the following is a correct copy of the signed legal opinion of Benjamin C. Rice, Attorney at Law, addressed to Atlantic Pacific Trust and on file in the office of the Trust.

                                                          Attest
                                                 /s/ Steven B. Mortensen
                                                          Trustee

                                Benjamin C. Rice
                                 Attorney at Law
                                   Law Office
                           2645 N. Cole Road - Suite D

                     Re: $31,250,000 Atlantic Pacific Trust

                             Industrial Revenue Bond

     I have acted as bond counsel to the Trust in connection with the issuance by the Trust of $31,250,000 aggregate principal amount pursuant to the Trust resolution dated October 20, 1995. I have examined the law and such certified proceedings and other certificates necessary to render this opinion.


                                                                    Exhibit 10.4

     As to questions of fact material to my opinion, I have relied upon representation of the Trust contained in the Trust Resolution and Private Placement Memorandum furnished to me without undertaking to verify such facts by independent investigation. Based upon the foregoing, I am of the opinion, under existing law, as follows:
     1. The Trust (ISSUER) is duly created and validly existing as a trust under the Laws of the State of Nevada, United States of America, with Trustee's having full powers to enter into the indenture, perform the agreements on its part contained therein and issue the BONDS.
     2. The indenture has been duly approved by the Trust and constitutes a valid and binding obligation of the Trust enforceable upon the Trust.
     3. Pursuant to the Law, the indenture creates a valid lien on the assets pledged by the Trust for the security of the Bonds on a parity with other bonds issued or to be issued by the Trust, subject to no prior lien granted under the law.
     4. The BONDS have been duly authorized by the Trust and are valid and binding special obligations of the trust, payable from stated assets.
     5. Capital gains on the BONDS may be taxable by various governmental agencies. It is the responsibility of the bond holder to determine his or her individual tax liabilities.
     The rights of the owners of the Bonds and the enforceability of the Bonds and the indenture may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights heretofore or hereafter enacted and may also be subject to the exercise of judicial discretion in appropriate cases.

Respectfully submitted,


/s/ Benjamin C. Rice,
Attorney at Law


                                                                    Exhibit 10.4